UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019
_______________________________

XERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

______________________________

DELAWARE	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601
(Address of principal executive offices, including zip code)

(844) 445-5704
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2019, the Board of Directors (the “Board”) of Xeris Pharmaceuticals, Inc. (the “Company”) unanimously appointed Mark Thierer to fill the newly created vacancy on the Board resulting from an increase in the size of the Board from six (6) directors to seven (7) directors. Upon his appointment to the Board, Mr. Thierer became a member of the class of directors with terms expiring at the 2020 Annual Meeting of Stockholders of the Company. The Board has determined that Mr. Thierer qualifies as an independent director and is qualified to serve under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing rules of the Nasdaq Stock Market LLC. Mr. Thierer will serve as a member of the Company’s Audit Committee. For his service on the Board, Mr. Thierer will receive the same compensation as other non-employee directors, as described in the Company’s most recent proxy statement filed with the SEC. Mr. Thierer has also entered into the Company’s standard form of indemnification agreement.
There are no arrangements or understandings between Mr. Thierer and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Thierer and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Thierer is qualified to serve on the Board based on his leadership experience serving in executive level positions at various companies in the industry in which the Company operates.
A copy of the Company’s press release announcing Mr. Thierer’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Xeris Pharmaceuticals, Inc. on October 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xeris Pharmaceuticals, Inc.

Date: October 1, 2019	/s/ Barry M. Deutsch
Barry M. Deutsch
Chief Financial Officer